EXHIBIT 10.16

                             BUSINESS LOAN AGREEMENT

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      Principal        Loan Date       Maturity      Loan Number     Initials
   $1,000,000.00        6-17-99        1-17-99          102
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular item
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Borrower:  ACE Motor Company                    Lender:  AutoPrime, Inc.
           (formerly known as Suburba                    2740 N. Dallas Parkway
           Acquisition Company, Inc.                     Suite 100
           d/b/a ACE Motor Co.)                          Plano, TX  75093
           5949 Sherry Lane, Suite 525
           Dallas, TX  75225

THIS BUSINESS LOAN AGREEMENT between ACE Motor Company (formerly known as Suburba Acquisition Company, Inc. d/b/a ACE Motor Co.) ("Borrower") and AutoPrime, Inc. ("Lender") is made and executed on the following terms and conditions. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM: This Agreement shall be effective as of June 17, 1999, and shall continue thereafter until all indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

         Loan Documents. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) the Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests, (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel, including without limitation any assignments of life insurance described below and any guaranties described below.

         Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

         Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

         Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

         No Event of Default. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

         Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Texas and validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign partnership and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

         Authorization. The execution, delivery, and performance of this Agreement by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of the partnership agreement, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

         Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

         Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all liens and security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financial statement under, any other name for at least the last five (5) years.


         Hazardous Substances. Except as disclosed to Lender in writing, no property of Borrower ever has been, or ever will be so long as this Agreement remains in effect, used for the generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the "CERCLA" "SARA," applicable state or Federal laws, or regulations adopted pursuant to any of the foregoing. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity of contribution in the event Borrower becomes liable for cleanup or other costs under any such law, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of this Agreement.

         Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

         Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any guarantor of the Loan which could materially affect the financial condition of Borrower or the financial condition of the Loan.

         Financial Records. Maintain its books and records in accordance with accounting principles acceptable to Lender, applied on a consistent basis and permit Lender to examine and audit Borrower's books and records at all reasonable times.

         Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations a Lender may request from time to time.

         Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions spelled out in those guaranties.

                  Guarantors
                  AutoCorp Equities, Inc.
                  Lenders Auto Resale Center of Texas, Inc.

         Loan  Proceeds.  Use  all  Loan  proceeds  solely  for   the  following
         solely for the following specific purposes: Funds to be used for the purchase of vehicles.

         Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

         Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

         Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state, or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or any related documents, or
(c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

         Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, self transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

         Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (c) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.

         Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of the Agreement or any other agreement that Borrower or any guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any guarantor, or in the value of any collateral securing any Loan; (d) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all funds held by Lender or owed to Borrower for any reason.

EVENTS OF DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Agreement:

         Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

         Other  Defaults.  Failure  of  Borrower  to  comply with or to  perform
         when  due  on  any  other  term,  obligation,  covenant  or   condition
         contained in the Agreement.

         Default in Favor of Third Parties. Should Borrower default under any loan, extension of credit, security agreement, purchase or sale agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay the Loans or perform Borrower's obligations under this Agreement or any related documents.

         False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

         Death or Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of credit workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help repossession or any other method, by any creditor of Borrower, any creditor of any grantor of collateral for the loan. This includes a garnishment attachment.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness; or any Guarantor revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness.

         Adverse Change.   A  material  adverse  change  occurs  in   Borrower's
         financial condition, or Lender believes the prospect of payment performance of the indebtedness is impaired.

         Insecurity.  Lender, in good faith, deems itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

BORROWER ACKNOWLEDGES HAVING READ ALL THE RPOVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT AMENDS, RESTATES, MODIFIES, EXTENDS, INCREASES AND REPLACES, BUT DOES NOT EXTINGUISH THE INDEBTEDNESS BY, THAT CERTAIN BUSINESS LOAN AGREEMENT DATED OCTOBER 26, 1998.


BORROWER:
ACE Motor Company
(formerly known as Suburba Acquisition Company, Inc. d/b/a ACE Motor Co.)


By:  /s/ Charles Norman
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Title:   President



LENDER:
AutoPrime, Inc.


By:  /s/ Robert A. Baker
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Title:   President